SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2003

STERIS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	0-20165	34-1482024
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 354-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On April 8, 2003, STERIS Corporation announced that, through a subsidiary, it had acquired Hamo Holding AG headquartered in Pieterlen, Switzerland. Terms of the transaction were not disclosed. The press release announcing this transaction is available on the Company’s web site at www.steris.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS Corporation

By:	/S/ LAURIE BRLAS
Laurie Brlas Senior Vice President and Chief Financial Officer

Date: April 8, 2003

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